Tompkins Financial Corporation 8-K

Exhibit 99.1

Annual Shareholder Meeting May 14, 2024

This presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are made based on management’s expectations and beliefs concerning future events impacting the Company and are subject to certain risks and uncertainties that could cause actual results of the Company to differ materially from those expressed and/or implied by forward - looking statements and historical performance. Forward - looking statements may be identified by use of such words as "may", "will", "estimate", "intend", "continue", "believe", "expect", "plan", or "anticipate", and other similar words. Some of the factors that are among those that could cause actual results to differ materially from the forward - looking statements are those described in our Quarterly Report on Form 10 - Q and Annual Report on Form 10 - K as filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update the forward - looking statements. Forward - Looking Information − Safe Harbor

Tompkins Financial Strength • Long - standing commitment to sustainable performance • Profitable every year since at least 1942, and remains profitable • Ratio of Tier 1 Capital to Risk - weighted assets above pre - pandemic levels • Despite 2023 declining deposits, total deposits at March 31, 2024 remain $1.2 billion or 24% higher than pre - pandemic levels • Nonperforming assets to total asset ratio of 0.81% • Net recovery to average loans for the last two years • Liquidity improvement with the ratio of borrowings as a percentage of total assets at 8.3% in Q1 2024 vs. 9.7% in 2019

A year marked with unprecedented volatility • Fed paused hiking in July 2023, up 525 bps, persistent curve inversion • High profile bank failures due to liquidity stress • Liquidity concerns abate, some credit headlines appear • Industry earnings impacted from declining net interest margins 2023 Recap A year of positioning for the future • Repositioned balance sheet • Focus on growth, efficiency and evolving customer needs » Expanding Syracuse while consolidating three locations » Reallocation of staffing

Annual Earnings Trends $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y Diluted EPS Diluted EPS (GAAP) Core Diluted EPS (Source: S&P Global) TMP Core Diluted EPS: 10 Year Compound Annual Growth Rate of 3%

Tompkins Fundamentals Continue Improvement • Loan Growth 7% YOY • Deposit costs moderating up 11 bps vs linked quarter • Noninterest Income up 8.5% vs prior year • Noninterest Expense down 0.6% vs. prior year • Liquidity remains strong; Loan to Deposit ratio 87.5% First Quarter Highlights

1.45 1.48 1.36 1.35 0.59 - 2.35 1.05 1.18 -$2.50 -$2.00 -$1.50 -$1.00 -$0.50 $0.00 $0.50 $1.00 $1.50 $2.00 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Diluted EPS ▪ Q2 and Q3 reflect impacts of securities sales ▪ Q1 2024 Diluted EPS is up 12.5% vs prior quarter Quarterly Earnings Trends

0% 2% 4% 6% 8% 10% 12% 14% 16% 2019Y 2020Y 2021Y 2022Y 2023Y Q1 2024 Consistently Well Capitalized 0% 2% 4% 6% 8% 10% 12% 14% 16% 2019Y 2020Y 2021Y 2022Y 2023Y Q1 2024 Total Capital Ratio Tier 1 Ratio • Repurchased 150,000 shares at an average price of $57.60 in 2023 • Total capital ratio reflects capital that is $195 million above regulatory minimums Well Capitalized threshold Well Capitalized threshold

0% 2% 4% 6% 8% 10% 12% 14% TMP Peer (2) Profitability 0.00% 1.00% 2.00% 3.00% 4.00% TMP Peer (2) Core ROAA (1) Core ROAE (1) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% TMP Peer (2) NIM(1) * Quarterly results annualized (1) Source: S&P Global (2) Peer represents “Benchmarking Peer Group” as listed in Tompkins 2023 Proxy

Annual Cash Dividend Trends $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y Cash Dividend Per Share TMP Cash Dividend: 10 Year Compound Annual Growth Rate of 4.5% Q1 2024 raised dividend 1.7% payable in Q2 2024

Stock Performance 10YR 5YR LTM Total Return 3.2% - 7.4% - 10.6% TMP 5.8% - 1.3% 20.3% Proxy Peer Median Dividend Yield *P/TBV *P/LTM Core EPS Stock Valuation 5.1% 1.19x 10.8x TMP 3.8% 1.16x 10.1x Proxy Peer Median As of May 6, 2024 Dividend Yield *P/TBV *P/LTM Core EPS Stock Valuation 4.4% 1.44x 10.5x TMP 3.8% 1.15x 10.0x Proxy Peer Median As of May 6, 2023 “Last Year” Stock price remained sensitive to overall market conditions throughout the last 12 months Valuation relative to earnings and TBV still a slight premium over Proxy Peer Stock price has correlated to core earnings as seen in P/Core EPS multiple vs. prior year * Source: S&P Global

Commitment to Sustainable Performance • Profitable for at least 82 consecutive years • Cash dividends increased for 35 consecutive years • Cash dividends paid for 144 consecutive years • Strengthening loan growth • Valuable core deposit franchise • Strong historical credit quality • Diversified revenue streams • Well positioned for growth with adequate Capital and Liquidity